                                                                Conformed Copy
                                                                --------------
                                                                Exhibit No. 10.2


                         REGISTRATION RIGHTS AGREEMENT


        THIS REGISTRATION RIGHTS AGREEMENT is entered into as of May 19, 1997 by and among The Registry, Inc., a Massachusetts corporation (the "Company"), and those persons listed on Schedule I attached hereto (each a "Holder" and collectively, the "Holders").

        WHEREAS, the Holders will acquire shares of Common Stock in connection with the merger (the "Merger") of Renaissance Solutions, Inc., a Delaware corporation ("Renaissance"), with a wholly-owned subsidiary of the Company pursuant to the terms of the Agreement and Plan of Merger by and among the Company, Rain Acquisition Corp. and Renaissance dated as of the date hereof (the "Merger Agreement"); and

        WHEREAS, the Company and the Holders wish to provide certain arrangements with respect to the registration of shares of Common Stock under the Securities Act.

        NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the parties agree as follows:

1.  CERTAIN DEFINITIONS.

        1.1. As used in this Agreement, the following terms shall have the following respective meanings:

        "Commission" means the Securities and Exchange Commission, or any
         ----------
other Federal agency at the time administering the Securities Act.

        "Common Stock" means the common stock, no par value, of the Company.
         ------------

        "Effective Time" shall have the meaning given such term in the Merger
         --------------
Agreement.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended,
         ------------
or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

        "Registration Expenses" means the expenses described in Section 5.
         ---------------------

        "Registrable Shares" means (a) the shares of Common Stock issued or
         ------------------
issuable to the Holders in connection with the Merger and (b) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalization, or similar events). Registrable Shares shall cease to be Registrable Shares when (x) a registration statement with respect to the sale of such shares shall have become effective under the Securities Act and such shares shall have been disposed of in accordance with the plan of distribution described therein, (y) they shall have ceased to be outstanding or (z) two years after the Effective Time.

        "Registration Statement" means a registration statement filed by the
         ----------------------
Company with the Commission for a public offering and sale of securities of the Company for cash (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

        "Securities Act" means the Securities Act of 1933, as amended, or any
         --------------
similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

        "Shares" means shares of the Common Stock.
         ------

2.  EFFECTIVE TIME; TERMINATION.

        2.1.  Effective Time.  This Agreement shall become effective at the
              --------------
Effective Time.

        2.2.  Termination.  This Agreement shall terminate and be of no further
              -----------
force or effect upon the termination of the Merger Agreement.

3.  INCIDENTAL REGISTRATION.

        3.1.  Company Initiated Registration.  Whenever, after the Effective
              ------------------------------
Time, the Company proposes to file a Registration Statement, prior to the declaration of effectiveness of such Registration Statement it shall give written notice of the filing or the intended filing to all Holders of Registrable Shares and, upon the written request of a Holder or Holders given within 20 days after the Company provides such notice, the Company shall use reasonable efforts to cause all Registrable Shares that the Holder or Holders have requested to register to be included in the Registration Statement; provided that the Company shall have the right to postpone or withdraw any proposed registration pursuant to this Section 3.1 without obligation to any Holder.

        3.2.  Limitations.  In connection with any offering under this Section
              -----------
3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the Holders requesting inclusion accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares that Holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, that the managing underwriter believes may be sold without causing such adverse effect. In the event of such a reduction in the number of secondary shares to be included in the underwriting, the Holders will be permitted to include in the registration their pro rata portion of shares of Common Stock (based on the number of shares of Common Stock originally designated to be included by all sellers of secondary shares in the registration).

4. REGISTRATION PROCEDURES. If and whenever the Company is including Registrable Shares in a registration pursuant to the provisions of this Agreement, the Company shall:

        4.1.  Filing.  File with the Commission a Registration Statement with
              ------
respect to such Registrable Shares and use reasonable efforts to cause that Registration Statement to become and remain effective.

        4.2.  Amendments and Supplements   As expeditiously as possible
              --------------------------
prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 45 days from the effective date.

        4.3.  Copies of Prospectus.  As expeditiously as possible furnish to
              --------------------
each selling Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Holder.

        4.4.  Blue Sky Qualification.  As expeditiously as possible use
              ----------------------
reasonable efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Holder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Holder to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by the selling Holder, as the case may be; provided, however, that the Company shall not thereby be required to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

        4.5.  Underwritten Offering.  In the event that Registrable Shares are
              ---------------------
sold pursuant to a Registration Statement in an underwritten offering, enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

        4.6.  Earnings Statement.  Use reasonable efforts to comply with all
              ------------------
applicable rules and regulations of the Commission and make available to it security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 promulgated under the Securities Act) covering the period of at least 12 months beginning with the first month following the effective date of the registration statement.

        4.7.  Listing.  Use reasonable efforts either to list the Registrable
              -------
Shares on a national securities exchange or have them designated as national market securities by the National Association of Securities Dealers, Inc. ("NASD").

        If the Company has delivered preliminary or final prospectuses to the selling Holder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Holder and, if requested, the selling Holder shall immediately cease making offers of Registrable Shares shall return all prospectuses to the Company. The Company shall promptly provide the selling Holder with revised prospectuses and, following receipt of the revised prospectuses, the selling Holder shall be free to resume making offers of the Registrable Shares.

        Each Holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 4. In addition, each Holder agrees to dispose of any Registrable Shares included in any registration only in accordance with the plan of distribution described in the Registration Statement.

5. ALLOCATION OF EXPENSES. The Company shall pay the Registration Expenses for all registrations pursuant to Section 3. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 3, including, without limitation, all registration and filing fees, exchange or national market listing fees, all fees and expenses of complying with securities or blue sky laws, all fees and expenses associated with filings with the NASD, all printing expenses, fees and disbursements of counsel for the Company and its independent public accountants, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions and fees of counsel for the selling Holders. Such underwriting discounts and selling commissions shall be borne pro rata by the selling Holders in accordance with the number of their Registrable Shares taken in the aggregate included in such registration.

6.  INDEMNIFICATION.

        6.1.  Company Indemnification.  In the event of any registration of
              -----------------------
any of the Registrable Shares under the Securities Act pursuant to this Agreement, then to the extent permitted by law, the Company shall indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading; and the Company shall reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any such seller, underwriter or controlling in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

        6.2.  Seller Indemnification.  In the event of any registration of any
              ----------------------
of the Registrable Shares under the Securities Act pursuant to this Agreement, then to the extent permitted by law, each seller of Registrable Shares severally and not jointly, shall indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Holder hereunder shall be limited to an amount equal to the proceeds to such Holder of Registrable Shares sold as contemplated herein.

        6.3.  Notice of Claims, etc.  Each party entitled to indemnification
              ---------------------
under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as a term thereof the giving by the claimant or plaintiff to such Indemnified Party of a general release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

        6.4.  Contribution.  If for any reason the foregoing indemnification
              ------------
is not available, or is insufficient to hold harmless an Indemnified Party, other than by reason of the exceptions provided herein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the holder of Registrable Shares and the Company as well as any other equitable considerations including the parties' relative knowledge and access to information concerning the matter with respect to which any claim is asserted and the opportunity to correct and prevent any such statement or omission leading to such loss, claim, damage or liability (or actions in respect thereof), but not including the relative benefits received by the holders of Registrable Shares on the one hand and the Company on the other; provided, however, that in any such case (i) no holder of Registrable Shares will be required to contribute except to the extent and under such circumstances as such holder would be required to provide indemnification hereunder and then only in an amount not in excess of the net proceeds to it of all Registrable Shares sold in the registration, and (ii) no person guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person who is not so guilty.

7.  MISCELLANEOUS.

        7.1.  "Stand-Off" Agreement.  On not more than two occasions, in
              ---------------------
connection with an underwritten public offering pursuant to a registration statement which is declared effective within twelve months of the Effective Time, if requested by the Company and the managing underwriter, and provided that the Holders shall have the right to include a minimum of 250,000 shares of Common Stock in such offering and provided further that each director and executive officer of the Company agrees to similar restrictions, each Holder hereby agrees not to effect any public sale or distribution of any Registrable Shares, nor engage in any transaction that would result in a public sale or distribution of securities of the same class as the Registrable Shares for a specified period of time (not to exceed 90 days) (the "Stand Off Restrictions") following the effective date of the Registration Statement for such offering; provided, however, that in the event the Holders
                             --------
are not permitted to include at least 250,000 shares of Common Stock in such underwritten offering, the Holders shall agree to Stand Off Restrictions with respect to all shares of Common Stock held by such Holders less the difference between the number of shares of Common Stock actually included in such underwritten offering on behalf of such Holders and 250,000. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

        7.2.  Rule 144 Requirements.  With a view to making available to the
              ---------------------
Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees to use reasonable efforts to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (at any time after it has become subject to the reporting requirements of the Exchange Act);

               (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

               (c) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

        7.3.  Governing Law.  This Agreement shall be governed in all
              -------------
respects by the laws of The Commonwealth of Massachusetts without giving effect to the conflict of laws principles.

        7.4.  Entire Agreement; Amendment and Waiver.  This Agreement
              --------------------------------------
constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and Holders holding 66 2/3% or more of the Registrable Shares, but in no event shall any such amendment, waiver, discharge or termination increase the obligations of any Holder hereunder or reduce the benefits in a manner that treats Holders differently, except upon the written consent of such Holder.

        7.5.  Notices.  All notices and other communications required or
              -------
permitted under this Agreement shall be in writing and shall be deemed effectively given upon personal delivery or five days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the Company at its principal office and to a Holder at its address on the records maintained by the Company or at such other address as any party may designate by ten days' prior written notice to the other party.

        7.6.  Rights; Separability.  Unless otherwise expressly provided
              --------------------
herein, each Holder's rights hereunder are several rights, not rights jointly held with any of other Holders. In case any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        7.7.  Titles. The titles of the Sections of this Agreement are for
              ------
convenience of reference only and are not to be considered in construing this Agreement.

        7.8.  Counterparts. This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be an original, but all of which together shall constitute one Agreement.

        IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                       THE REGISTRY, INC.



                                       By:   /s/  Richard L. Bugley
                                          --------------------------------
                                          Name:   Richard L. Bugley
                                          Title:  General Counsel

                                       THE HOLDER:

                                             /s/  O. Bruce Gupton
                                          --------------------------------
                                          Name:  O. Bruce Gupton

        IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                       THE REGISTRY, INC.



                                       By:   /s/  Richard L. Bugley
                                          --------------------------------
                                          Name:   Richard L. Bugley
                                          Title:  General Counsel

                                       THE HOLDER:

                                             /s/  Harry M. Lasker
                                          --------------------------------
                                          Name:  Harry M. Lasker

        IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                       THE REGISTRY, INC.



                                       By:   /s/  Richard L. Bugley
                                          --------------------------------
                                          Name:   Richard L. Bugley
                                          Title:  General Counsel

                                       THE HOLDER:


                                             /s/  David A. Lubin
                                          --------------------------------
                                          Name:  David A. Lubin

        IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                       THE REGISTRY, INC.



                                       By:  /s/  Richard L. Bugley
                                          --------------------------------
                                          Name:   Richard L. Bugley
                                          Title:  General Counsel

                                       THE HOLDER:


                                            /s/  Melissa E. Norton
                                          --------------------------------
                                          Name:  Melissa E. Norton

        IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                       THE REGISTRY, INC.



                                       By:  /s/ Richard L. Bugley
                                          --------------------------------
                                          Name:   Richard L. Bugley
                                          Title:  General Counsel


                                       THE HOLDER:

                                       The Harry M. Lasker Children's Trust

                                       By:  /s/ Diana Korzenik
                                          --------------------------------
                                          Diana Korzenik, Trustee

                                       And

                                       By:  /s/ Abigail C. Housen
                                          --------------------------------
                                          Abigail C. Housen, Trustee

        IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                       THE REGISTRY, INC.



                                       By:  /s/ Richard L. Bugley
                                          --------------------------------
                                          Name:   Richard L. Bugley
                                          Title:  General Counsel


                                       THE HOLDER:


                                       The Red Farm Charitable Trust

                                       By:  /s/ Harry M. Lasker
                                          --------------------------------
                                          Harry M. Lasker, Trustee

                                       And

                                       By:  /s/ Abigail C. Housen
                                          --------------------------------
                                          Abigail C. Housen, Trustee

        IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                       THE REGISTRY, INC.



                                       By:  /s/ Richard L. Bugley
                                          --------------------------------
                                          Name:   Richard L. Bugley
                                          Title:  General Counsel

                                       THE HOLDER:

                                       The David A. Lubin Children's Trust


                                       By:  /s/ Jeffrey Huvelle
                                          --------------------------------
                                          Jeffrey Huvelle, Trustee

        IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                       THE REGISTRY, INC.



                                       By:  /s/ Richard L. Bugley
                                          --------------------------------
                                          Name:  Richard L. Bugley
                                          Title: General Counsel

                                       THE HOLDER:

                                       The Pine Point Foundation


                                       By:  /s/ David A. Lubin
                                          --------------------------------
                                          David A. Lubin, Trustee

                                       And

                                       By:  /s/ Nora Huvelle
                                          --------------------------------
                                          Nora Huvelle, Trustee

                                   SCHEDULE I


Holders                                 No. of Shares
-------                                 -------------

O. Bruce Gupton                         1,010,000

David A. Lubin                          735,930

Melissa E. Norton                       850,786

The David A. Lubin Children's Trust     72,856

The Pine Point Foundation               39,500

Henry M. Lasker                         700,757

The Harry M. Lasker Children's Trust    108,028

The Red Farm Charitable Trust           42,000
